UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 24, 2018

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Employers Holdings, Inc. (the “Company”) reviews the employment agreements with the Company's executives to ensure that they continue to comply with applicable law, and accomplish their intended purposes. The Compensation Committee also decides whether to renew these agreements or let them expire pursuant to their terms.

The Company is a party to employment agreements (the “Employment Agreements”) with, among others, Douglas D. Dirks, the Company’s President and Chief Executive Officer and Michael S. Paquette, the Company’s Executive Vice President and Chief Financial Officer (each, an “Executive” and collectively, the “Executives”). Mr. Dirks’ employment agreement became effective as of May 10, 2012, and was most recently renewed effective January 1, 2017, and Mr. Paquette’s employment agreement became effective as of January 1, 2017, and was subsequently amended effective January 1, 2018. Each of the Employment Agreements provides that the term of the agreement would automatically expire on December 31, 2018, unless the Company gave written notice to the applicable Executive of its intent to renew the agreement for an additional two-year term, no later than six months prior to the expiration of the agreement's current term.

In this regard, on May 24, 2018, the Committee agreed to have each of the Executives notified, in writing, that the Company would be renewing their respective Employment Agreements for an additional term (expiring on December 31, 2020). The renewed employment agreements will be subject to such amendments to which the applicable parties agree.

Mr. Dirks’ Employment Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2012, and Mr. Paquette’s Employment Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on December 16, 2016, and Amendment No. 1 thereto, dated October 30, 2017, is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on October 31, 2017. The material terms of the Employment Agreements are described in the applicable Current Reports on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 29, 2018	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel